                                          GSRPM 2003-01                                       15:41 THURSDAY, JANUARY 9, 2003  1
                                    PORTFOLIO SUMMARY REPORT
                                PREPARED BY GOLDMAN, SACHS & CO.
_________________________________________________________________________________________________________________________________
PG    POOL CLASSIFICATION   LOANS   1/03 SCHED BALANC   CURRWAC   NET WAC   1/03 WA   AM WAM    ST AGE   OLTV     CLTV    FICO
_________________________________________________________________________________________________________________________________
0001  EQUICREDIT              459     $38,779,461.41    10.572    10.069    289.01    304.90    39.87    80.60    78.35   520.95
0002  GREENPOINT              281     $12,783,203.76     4.459     3.456    293.15    277.94    51.99    90.32    83.03   699.11
0003  HOUSEHOLD             1,986    $198,402,655.22    10.011     9.508    259.35    295.98    54.86    83.00    80.11   569.20
0004  OTHER                    32      $2,890,347.76     8.736     8.234    260.94    257.97    44.44    73.29    69.60   627.83
_________________________________________________________________________________________________________________________________
*** TOTALS ***             2,758    $252,855,668.15
_________________________________________________________________________________________________________________________________




Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:              GSRPM 2003-01            JANUARY 9, 2003  15:41  PAGE 0001
ALL LOANS             EQUICREDIT

____________________________________________________________________________________________________
LOANS    1/03 SCHED BALANC   CURRWAC   NET WAC   ORIG WA   1/03 WA   AM WAM   ST AGE   OLTV   CLTV
____________________________________________________________________________________________________
459       $38,779,461.41     10.572    10.069    328.88    289.01    304.90    39.87   80.60  78.35
____________________________________________________________________________________________________


___________________________________________________________________________________________________________________
LOANS    1/03 SCHED BALANC   CSW CLT   MARGIN    1ST CAP   PER CAP   NEXT CAP   MAXRATE   LCAP    1/03 MT   FICO
___________________________________________________________________________________________________________________
459       $38,779,461.41     66.97     6.39      1.51      1.71      1.68       17.30     6.87    3.52      520.95
___________________________________________________________________________________________________________________



__________________________________________________________________________________________________
CURRENT RATE           1/03 SCHED BALANCE           ST ORIG TERM             1/03 REM TERM
___________________    _________________________    _____________________    _____________________
 3.00- 4.99%   0.11       $0.00-$ 25,000    1.06    1 - 96 MTHS      0.12    1 - 96 MTHS      1.66
 6.00- 7.99%   2.04      $25,001-$ 50,000  11.20    109 - 120 MTHS   1.14    97 - 108 MTHS    0.34
 8.00- 8.99%  10.54      $50,001-$ 75,000  20.18    121 - 150 MTHS   0.16    109 - 120 MTHS   1.14
 9.00- 9.99%  20.68      $75,001-$100,000  18.90    151 - 180 MTHS  12.01    121 - 150 MTHS   9.84
10.00-10.49%  13.14     $100,001-$120,000  11.20    181 - 240 MTHS   2.63    151 - 180 MTHS   2.32
10.50-10.99%  18.48     $120,001-$160,000  14.21    241 - 300 MTHS   2.68    181 - 240 MTHS   3.24
11.00-11.49%   9.64     $160,001-$200,000   7.23    331 - 360 MTHS  81.26    241 - 300 MTHS   1.25
11.50-11.99%  13.49     $200,001-$300,000  11.66                             301 - 330 MTHS  62.49
12.00-12.99%   8.50     $300,001-$400,000   3.28                             331 - 360 MTHS  17.72
13.00-14.99%   3.34     $400,001-$600,000   1.09
15.00-16.99%   0.03
__________________________________________________________________________________________________


________________________________________________________________________________
CURRENT RATE           AM WAM                    AGE               DELQ
___________________    ______________________    ______________    _____________
 3.00- 4.99%   0.11    1 - 96 MTHS       0.92     13-24   10.04    CURR    78.25
 6.00- 7.99%   2.04    97 - 108 MTHS     0.06     25-36   28.13    30      21.75
 8.00- 8.99%  10.54    109 - 120 MTHS    0.48     37-48   44.18
 9.00- 9.99%  20.68    121 - 150 MTHS    3.70     49-60   14.24
10.00-10.49%  13.14    151 - 180 MTHS    1.13     61-72    1.89
10.50-10.99%  18.48    181 - 240 MTHS    4.33     73-84    0.95
11.00-11.49%   9.64    241 - 300 MTHS    4.47     97-108   0.18
11.50-11.99%  13.49    301 - 330 MTHS   62.22    145-156   0.05
12.00-12.99%   8.50    331 - 360 MTHS   22.70    181-240   0.33
13.00-14.99%   3.34
15.00-16.99%   0.03
________________________________________________________________________________


__________________________________________________________________________________________________________________________
GEOGRAPHY            ZIP             CURR LTV             FICO               ARM TYPE             T30           T60
_________________    ____________    _________________    _______________    _________________    __________    __________
CALIFORNIA  13.24    98118   1.09    0.01-70.00  20.49    400 - 43   2.17    FIXED       54.33     0    0.27     0   1.19
FLORIDA     11.87    11216   1.02    70.01-75.0  12.66    440 - 47  14.35    6 MO LIBOR  40.29     1    0.17     1   2.76
GEORGIA      6.81    91001   1.00    75.01-80.0  20.89    480 - 49  14.24    3/27 LIBOR   2.64     2    0.29     2   6.40
MICHIGAN     6.81    94526   0.84    80.01-85.0  16.92    500 - 51  19.54    2/28 LIBOR   2.61     3    2.20     3   9.62
ILLINOIS     5.47    60044   0.84    85.01-90.0  17.42    520 - 53  16.71    1 YR CMT A   0.14     4    3.54     4  12.26
NEW YORK     4.72    30324   0.80    90.01-95.0   9.99    540 - 55  15.39                          5    8.98     5  15.19
TENNESSEE    4.40    55370   0.79    95.01-100.   1.26    560 - 57   9.71                          6    6.09     6  11.74
OHIO         3.72    94112   0.77    100+ %       0.37    580 - 59   4.47                          7    8.80     7  10.72
NORTH CARO   3.71    95030   0.76                         600 - 61   1.62                          8   11.71     8   7.17
TEXAS        3.62    80509   0.75                         620 - 64   1.55                          9   10.65     9   4.70
PENNSYLVAN   2.57    48230   0.74                         650 - 67   0.25                         10   14.15    10   4.21
INDIANA      2.30    30083   0.70                                                                 11   13.36    11   4.81
WASHINGTON   2.25    80460   0.69                                                                 12   19.80    12   9.21
COLORADO     2.18    32174   0.68
MINNESOTA    2.08    11413   0.67
*MORE*      24.27    *MORE* 87.87
__________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________
FIX VS ARM       PROPERTY TYPE                  OCCUPANCY               PURPOSE                    SERV
_____________    ___________________________    ____________________    _______________________    _________________
ARM     45.67    SINGLE FAMILY         92.15    OWNER OCCUPIE  93.80    CASHOUT REFI      43.45    FAIRBANKS  100.00
FIXED   54.33    2-4 FAMILY             4.06    NON-OWNER       6.20    PURCHASE          38.44
                 CONDO                  2.32                            UNKNOWN           12.30
                 MANUFACTURED HOUSING   0.88                            RATE/TERM REFI     5.81
                 TOWNHOUSE              0.59
____________________________________________________________________________________________________________________


__________________________________________________________________________________________________
MARGINS                1ST RATE CAP     PERIODIC RATE CAP    MAXRATE                MTR
___________________    _____________    _________________    ___________________    ______________
FIXED         54.33    N/A     11.50    FIXED       54.33    FIXED         54.33    FIXED    54.33
 0 %           0.08    FIXED   54.33    0            0.27    14.01-15.00%   2.23      1-12   45.26
 .25 - 3.99    0.05    1       22.82    1           25.32    15.01-16.00%   6.62     13-24    0.41
4.00 - 5.999  16.11    1.5      3.33    1.5          4.61    16.01-17.00%  12.71
6.00 - 6.249   2.16    2        0.40    2            0.76    17.01-18.00%  11.63
6.25 - 6.49%   3.49    3        7.62    3           14.71    18.01-19.00%   7.96
6.50 - 6.99%   9.11                                          19.01-20.00%   3.57
7.00 - 7.49%   8.72                                          20.01-21.00%   0.55
7.50 - 7.749   2.73                                          21.01-22.00%   0.13
7.75 - 7.99%   1.25                                          22.01%+        0.26
8.00 - 8.49%   1.55
8.50 - 8.99%   0.23
9.00 - 9.49%   0.07
9.50 - 9.99%   0.11
__________________________________________________________________________________________________

PROJECT:              GSRPM 2003-01            JANUARY 9, 2003  15:41  PAGE 0002
ALL LOANS             GREENPOINT


_______________________________________________________________________________________________________
LOANS     1/03 SCHED BALANC   CURRWAC   NET WAC   ORIG WA   1/03 WA   AM WAM    ST AGE   OLTV     CLTV
______    _________________   _______   _______   _______   _______   _______   ______   ______   _____
281       $12,783,203.76      4.459     3.456     345.14    293.15    277.94    51.99    90.32    83.03
_______________________________________________________________________________________________________


________________________________________________________________________________________________________________
LOANS     1/03 SCHED BALANC   CSW CLT   MARGIN    1ST CAP   PER CAP   NEXT CAP  MAXRATE  LCAP   1/03 MT   FICO
______    _________________   _______   ______    _______   _______   ________  _______  ____   _______   ______
281       $12,783,203.76        .       1.93        .       2.00      2.00      12.10    4.98   6.86      699.11
________________________________________________________________________________________________________________



_______________________________________________________________________________________________
CURRENT RATE          1/03 SCHED BALANCE          ST ORIG TERM            1/03 REM TERM
___________________   ________________________    _____________________   _____________________
 1.00- 2.99%  18.78     $0.00-$ 25,000    5.70    1 - 96 MTHS      0.01   1 - 96 MTHS      0.59
 3.00- 4.99%  47.70    $25,001-$ 50,000  40.89    109 - 120 MTHS   0.17   109 - 120 MTHS   0.19
 5.00- 5.99%   9.84    $50,001-$ 75,000  34.93    121 - 150 MTHS   0.28   121 - 150 MTHS   1.81
 6.00- 7.99%  20.65    $75,001-$100,000  14.33    151 - 180 MTHS   2.00   151 - 180 MTHS   1.95
 8.00- 8.99%   2.69   $100,001-$120,000   4.15    181 - 240 MTHS   6.98   181 - 240 MTHS   5.56
 9.00- 9.99%   0.09                               241 - 300 MTHS   2.89   241 - 300 MTHS  10.84
10.00-10.49%   0.13                               331 - 360 MTHS  87.66   301 - 330 MTHS  79.05
11.50-11.99%   0.11
_______________________________________________________________________________________________


________________________________________________________________________________
CURRENT RATE           AM WAM                    AGE               DELQ
___________________    ______________________    ______________    _____________
 1.00- 2.99%  18.78    1 - 96 MTHS       0.59     37-48   29.08    CURR   100.00
 3.00- 4.99%  47.70    109 - 120 MTHS    0.46     49-60   60.29
 5.00- 5.99%   9.84    121 - 150 MTHS    1.54     61-72   10.51
 6.00- 7.99%  20.65    151 - 180 MTHS    4.07    169-180   0.01
 8.00- 8.99%   2.69    181 - 240 MTHS   18.44    181-240   0.11
 9.00- 9.99%   0.09    241 - 300 MTHS   14.45
10.00-10.49%   0.13    301 - 330 MTHS   60.02
11.50-11.99%   0.11    331 - 360 MTHS    0.43
________________________________________________________________________________



__________________________________________________________________________________________________________________________
GEOGRAPHY            ZIP             CURR LTV              FICO               ARM TYPE             T30          T60
_________________    ____________    __________________    _______________    _________________    __________   __________
FLORIDA     28.49    32656   1.59     0.01-70.00   6.84    MISSING    0.63    1 YR CMT A  98.86    0   100.00   0   100.00
NORTH CARO  14.09    33809   1.40     70.01-75.0   8.64    480 - 49   0.73    FIXED        1.02
SOUTH CARO  11.34    28650   1.39     75.01-80.0  11.46    500 - 51   0.23    OTHER ARM    0.12
GEORGIA      9.95    33534   1.33     80.01-85.0  19.13    520 - 53   0.40
TEXAS        9.02    29906   1.24     85.01-90.0  22.38    540 - 55   0.26
TENNESSEE    5.16    32784   1.20     90.01-95.0  25.50    560 - 57   0.20
ALABAMA      4.61    37659   1.13     95.01-100.   6.05    580 - 59   2.15
LOUISIANA    3.62    28037   1.07                          600 - 61   1.62
MISSISSIPP   3.31    32159   1.03                          620 - 64  10.98
KENTUCKY     3.03    37681   1.00                          650 - 67  12.50
OKLAHOMA     2.28    29555   0.99                          675 - 69  21.28
ARKANSAS     1.90    32618   0.98                          700 - 74  30.16
MISSOURI     1.79    32038   0.97                          750 - 79  18.30
VIRGINIA     0.37    65243   0.95                          800+       0.56
WEST VIRGI   0.35    31015   0.94
*MORE*       0.70    *MORE* 82.81
_________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________
FIX VS ARM       PROPERTY TYPE                  OCCUPANCY               PURPOSE             SERV
_____________    ___________________________    ____________________    ________________    ____________________
ARM     98.98    MANUFACTURED HOUSING 100.00    OWNER OCCUPIE 100.00    UNKNOWN   100.00    GREEN POINT   100.00
FIXED    1.02
________________________________________________________________________________________________________________


____________________________________________________________________________________________________
MARGINS                1ST RATE CAP      PERIODIC RATE CAP    MAXRATE                 MTR
___________________    ______________    _________________    ____________________    ______________
FIXED          1.02    N/A      98.98    FIXED        1.02     FIXED          1.02    FIXED     1.02
-1.25 - 0%     8.30    FIXED     1.02    0            0.11     9.01-10.00%    5.62    1-12     98.98
 0 %           4.86                      2           98.87    10.01-11.00%   15.87
 .25 - 3.99   67.01                                           11.01-12.00%   35.46
4.00 - 5.999  18.42                                           12.01-14.00%   33.01
6.00 - 6.249   0.18                                           14.01-15.00%    6.28
7.00 - 7.49%   0.08                                           15.01-16.00%    2.41
7.50 - 7.749   0.13                                           17.01-18.00%    0.32
                                                              22.01%+         0.01
____________________________________________________________________________________________________

PROJECT:              GSRPM 2003-01            JANUARY 9, 2003  15:41  PAGE 0003
ALL LOANS             HOUSEHOLD


_______________________________________________________________________________________
LOANS  1/03 SCHED BALANC  CURRWAC  NET WAC  ORIG WA   1/03 WA   AM WAM   ST AGE   OLTV
_____  _________________  _______  _______  _______   _______   ______   ______   _____
1,986  $198,402,655.22    10.011   9.508    314.20    259.35    295.98   54.86    83.00
_______________________________________________________________________________________


__________________________________________________________________________________________________________________________
LOANS  1/03 SCHED BALANC  CLTV    CSW CLT   MARGIN   1ST CAP    PER CAP    NEXT CAP    MAXRATE   LCAP    1/03 MT   FICO
_____  _________________  _____   _______   ______   _______    _______    ________    _______   ____    _______   _______
1,986  $198,402,655.22    80.11   62.56     6.03     2.34       1.19       1.34        16.44     6.40    3.89      569.20
__________________________________________________________________________________________________________________________



__________________________________________________________________________________________________
CURRENT RATE            1/03 SCHED BALANCE          ST ORIG TERM             1/03 REM TERM
___________________    _________________________    _____________________    _____________________
 3.00- 4.99%   0.12       $0.00-$ 25,000    0.03    1 - 96 MTHS      0.01    1 - 96 MTHS      5.95
 5.00- 5.99%   1.65      $25,001-$ 50,000   2.03    109 - 120 MTHS   0.18    97 - 108 MTHS    3.11
 6.00- 7.99%   7.06      $50,001-$ 75,000  21.43    151 - 180 MTHS  22.73    109 - 120 MTHS   3.69
 8.00- 8.99%  13.16      $75,001-$100,000  19.68    181 - 240 MTHS   3.32    121 - 150 MTHS  10.15
 9.00- 9.99%  26.24     $100,001-$120,000  13.94    241 - 300 MTHS   0.45    151 - 180 MTHS   1.23
10.00-10.49%  11.65     $120,001-$160,000  20.70    331 - 360 MTHS  73.30    181 - 240 MTHS   2.53
10.50-10.99%  17.54     $160,001-$200,000   9.26                             241 - 300 MTHS  13.42
11.00-11.49%   7.62     $200,001-$300,000  10.56                             301 - 330 MTHS  56.00
11.50-11.99%   9.06     $300,001-$400,000   2.15                             331 - 360 MTHS   3.93
12.00-12.99%   5.13     $400,001-$600,000   0.22
13.00-14.99%   0.77
__________________________________________________________________________________________________


________________________________________________________________________________
CURRENT RATE           AM WAM                   AGE               DELQ
___________________    _____________________    ______________    ______________
 3.00- 4.99%   0.12    1 - 96 MTHS      0.83     13-24    0.28    CURR    92.01
 5.00- 5.99%   1.65    97 - 108 MTHS    0.67     25-36   18.76    30       7.99
 6.00- 7.99%   7.06    109 - 120 MTHS   0.64     37-48   20.46
 8.00- 8.99%  13.16    121 - 150 MTHS   2.42     49-60   35.15
 9.00- 9.99%  26.24    151 - 180 MTHS   0.19     61-72    7.90
10.00-10.49%  11.65    181 - 240 MTHS   3.80     73-84    6.58
10.50-10.99%  17.54    241 - 300 MTHS  20.27     85-96    5.65
11.00-11.49%   7.62    301 - 330 MTHS  62.28     97-108   3.34
11.50-11.99%   9.06    331 - 360 MTHS   8.90    109-120   1.21
12.00-12.99%   5.13                             121-144   0.49
13.00-14.99%   0.77                             145-156   0.10
                                                157-168   0.01
                                                169-180   0.05
                                                *MORE*    0.03
________________________________________________________________________________



__________________________________________________________________________________________________________________________
GEOGRAPHY            ZIP             CURR LTV              FICO               ARM TYPE             T30          T60
_________________    ____________    __________________    _______________    _________________    _________    __________
CALIFORNIA  16.48    11234   0.31     0.01-70.00  17.41    MISSING    1.99    FIXED       48.20    0   66.61    0    99.23
NEW YORK     7.66    90043   0.30     70.01-75.0  11.74    400 - 43   0.16    6 MO LIBOR  33.92    1   18.56    1     0.77
FLORIDA      7.49    90008   0.29     75.01-80.0  20.61    440 - 47   3.57    6 MO CMT     8.87    2    7.66
TEXAS        6.82    27587   0.28     80.01-85.0  13.31    480 - 49   8.09    3/27 LIBOR   4.40    3    4.09
NORTH CARO   6.27    77479   0.26     85.01-90.0  16.94    500 - 51  11.26    1 YR CMT A   3.54    4    1.22
ILLINOIS     4.75    76063   0.25     90.01-95.0   4.93    520 - 53  12.22    OTHER ARM    1.06    5    0.85
OHIO         4.04    10466   0.24     95.01-100.  13.69    540 - 55  12.85                         6    0.66
GEORGIA      4.03    89110   0.23     100+ %       1.37    560 - 57   9.60                         7    0.31
NEW JERSEY   3.46    08889   0.22                          580 - 59  10.68                         8    0.04
MICHIGAN     3.13    89117   0.21                          600 - 61   8.85
WASHINGTON   2.65    89014   0.21                          620 - 64  10.11
NEVADA       2.42    60030   0.21                          650 - 67   5.63
MARYLAND     2.42    28358   0.21                          675 - 69   2.71
PENNSYLVAN   2.28    96706   0.21                          700 - 74   1.75
TENNESSEE    2.14    60643   0.21                          750 - 79   0.47
*MORE*      23.96    *MORE* 96.37                          *MORE*     0.05
__________________________________________________________________________________________________________________________


_______________________________________________________________________________________________________________________
FIX VS ARM       PROPERTY TYPE                  OCCUPANCY               PURPOSE                       SERV
_____________    ___________________________    ____________________    __________________________    _________________
ARM     51.80    SINGLE FAMILY         89.40    OWNER OCCUPIE  97.72    CASHOUT REFI         40.09    WILSHIRE   100.00
FIXED   48.20    2-4 FAMILY             5.62    NON-OWNER       2.28    PURCHASE             34.84
                 CONDO                  3.00                            RATE/TERM REFI       16.36
                 MANUFACTURED HOUSING   1.20                            UNKNOWN               4.38
                 TOWNHOUSE              0.78                            DEBT CONSOLIDATION    4.33
_______________________________________________________________________________________________________________________

____________________________________________________________________________________________________
MARGINS                1ST RATE CAP     PERIODIC RATE CAP    MAXRATE                 MTR
___________________    _____________    _________________    ____________________    _______________
FIXED         48.20    N/A      0.45    FIXED       48.20    FIXED         48.20     FIXED     48.20
 0 %           0.06    FIXED   48.20    0            0.06    10.01-11.00%    0.04      1-12    51.67
 .25 - 3.99    3.51    0        0.15    1           38.15    11.01-12.00%    0.06     13-24     0.04
4.00 - 5.999  17.02    1        8.16    1.5          8.21    12.01-14.00%    2.29     25-36     0.09
6.00 - 6.249   3.88    1.5      4.77    2            4.88    14.01-15.00%    5.23
6.25 - 6.49%   5.13    1.8      0.05    3            0.49    15.01-16.00%   13.13
6.50 - 6.99%  11.75    2       10.83                         16.01-17.00%   14.20
7.00 - 7.49%   6.18    2.74     0.04                         17.01-18.00%   12.03
7.50 - 7.749   1.87    3       27.10                         18.01-19.00%    4.10
7.75 - 7.99%   1.08    5        0.06                         19.01-20.00%    0.59
8.00 - 8.49%   0.79    6        0.13                         20.01-21.00%    0.14
8.50 - 8.99%   0.42    7        0.07
9.00 - 9.49%   0.10
___________________    _____________    _________________    ____________________    _______________

PROJECT:              GSRPM 2003-01            JANUARY 9, 2003  15:41  PAGE 0004
ALL LOANS             OTHER

____________________________________________________________________________________________________________
LOANS    1/03 SCHED BALANC    CURRWAC    NET WAC    ORIG WA    1/03 WA    AM WAM    ST AGE    OLTV     CLTV
_____    _________________    _______    _______    _______    _______    _______   ______    _____    _____
32       $2,890,347.76        8.736      8.234      305.38     260.94     257.97    44.44     73.29    69.60
____________________________________________________________________________________________________________


________________________________________________________________________________________________________________________
LOANS    1/03 SCHED BALANC   CSW CLT   MARGIN    1ST CAP    PER CAP    NEXT CAP    MAXRATE     LCAP    1/03 MT    FICO
_____    _________________   _______   ______    _______    _______    ________    _______     ____    _______    ______
32       $2,890,347.76       54.75     4.67      1.39       2.64       2.01        15.54       5.36    12.87      627.83
________________________________________________________________________________________________________________________


__________________________________________________________________________________________________
CURRENT RATE            1/03 SCHED BALANCE          ST ORIG TERM             1/03 REM TERM
___________________     ________________________    _____________________    _____________________
 6.00- 7.99%  46.60       $0.00-$ 25,000    1.97    109 - 120 MTHS  12.69    97 - 108 MTHS   12.69
 8.00- 8.99%  29.42      $25,001-$ 50,000  15.14    151 - 180 MTHS   2.67    109 - 120 MTHS   1.29
10.00-10.49%   3.94      $50,001-$ 75,000  11.53    181 - 240 MTHS   3.93    121 - 150 MTHS   3.23
10.50-10.99%   1.20      $75,001-$100,000   9.42    241 - 300 MTHS  12.21    151 - 180 MTHS   5.80
11.00-11.49%   4.06     $100,001-$120,000  12.07    301 - 330 MTHS   8.10    181 - 240 MTHS   7.71
12.00-12.99%   6.04     $120,001-$160,000   9.16    331 - 360 MTHS  60.40    241 - 300 MTHS  21.78
13.00-14.99%   8.74     $200,001-$300,000  28.01                             301 - 330 MTHS  19.78
                        $300,001-$400,000  12.69                             331 - 360 MTHS  27.72


__________________________________________________________________________________________________


________________________________________________________________________________
CURRENT RATE           AM WAM                    AGE                DELQ
___________________    ______________________    _______________    ____________
 6.00- 7.99%  46.60    97 - 108 MTHS    13.25      1-12     4.08    CURR   75.66
 8.00- 8.99%  29.42    121 - 150 MTHS    6.63     13-24    42.52    30     24.34
10.00-10.49%   3.94    151 - 180 MTHS    2.11     25-36    16.36
10.50-10.99%   1.20    181 - 240 MTHS   14.26     37-48     3.42
11.00-11.49%   4.06    241 - 300 MTHS   16.25     49-60    16.48
12.00-12.99%   6.04    301 - 330 MTHS   20.91     61-72     6.54
13.00-14.99%   8.74    331 - 360 MTHS   26.59     97-108    2.06
                                                 157-168    2.55
                                                 169-180    3.33
                                                 181-240    2.67
________________________________________________________________________________


___________________________________________________________________________________________________________________________
GEOGRAPHY            ZIP             CURR LTV              FICO               ARM TYPE             T30           T60
_________________    ____________    _________________     _______________    _________________    __________    __________
FLORIDA     23.05    72703  12.69    0.01-70.00  36.16     MISSING   11.91    FIXED       79.03     0   44.82     0   49.91
ARKANSAS    13.93    33613  10.25    70.01-75.0  13.34     440 - 47   1.20    OTHER ARM   10.31     1    1.14     1    7.28
ILLINOIS    12.82    60188   9.40    75.01-80.0  12.80     480 - 49   1.24    1 YR CMT A   8.00     2    5.59     2    4.08
CALIFORNIA  10.72    33132   8.37    80.01-85.0  12.06     500 - 51   3.35    6 MO CMT     2.67     3    1.24     3    7.46
WASHINGTON   6.57    91945   4.73    85.01-90.0   6.17     520 - 53   4.53                          4    1.22     4    7.68
TEXAS        6.48    32835   4.44    90.01-95.0   6.01     540 - 55   6.60                          5    2.28     5    6.58
ARIZONA      4.36    48843   4.08    95.01-100.  12.23     560 - 57   9.51                          6   10.49     6    2.55
MICHIGAN     4.08    98221   4.06    100+ %       1.24     580 - 59   9.33                          8   14.53     7    0.94
NEW YORK     3.98    77345   3.94                          600 - 61   2.06                          9    2.55     9    8.37
NEVADA       2.37    60643   3.42                          620 - 64  20.40                         11   11.60    10    1.29
NORTH CARO   2.32    94550   3.33                          650 - 67   4.42                         12    4.54    12    3.87
MARYLAND     1.73    90260   2.67                          675 - 69   1.39
ALABAMA      1.70    75232   2.55                          700 - 74  24.08
OHIO         1.51    98003   2.51
HAWAII       1.29    85224   2.30
*MORE*       3.09    *MORE* 21.29
___________________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________
FIX VS ARM       PROPERTY TYPE            OCCUPANCY               PURPOSE                           SERV
_____________    _____________________    ____________________    ______________________________    _________________
ARM     20.97    SINGLE FAMILY   84.03    OWNER OCCUPIE 100.00    PURCHASE                 55.46    WILSHIRE    75.47
FIXED   79.03    CONDO           13.30                            CASHOUT REFI             21.76    FAIRBANKS   24.53
                 2-4 FAMILY       2.67                            UNKNOWN                  16.23
                                                                  RATE/TERM REFI            4.44
                                                                  REFI-PROPERTY IMPROVEME   2.11
_____________________________________________________________________________________________________________________



__________________________________________________________________________________________________
MARGINS                1ST RATE CAP    PERIODIC RATE CAP    MAXRATE                 MTR
___________________    ____________    _________________    ____________________    ______________
FIXED         79.03    N/A     8.00    FIXED       79.03    FIXED          79.03    FIXED    79.03
 .25 - 3.99   10.43    FIXED  79.03    0            2.67    12.01-14.00%    4.44      1-12   16.54
4.00 - 5.999   2.55    0       2.67    1            2.55    14.01-15.00%    3.33     37-48    4.44
6.50 - 6.99%   3.94    1       2.55    2            3.33    16.01-17.00%   13.21
7.00 - 7.49%   4.06    2       7.76    3            8.00
                                       5            4.44
__________________________________________________________________________________________________

GSRPM 2003-01

DISTRIBUTION BY CREDIT SCORE

POOL=ALL

                                                              PCT OF MORT
                    NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL    POOL BY AGG                                 WEIGHTED ORIG
CREDIT SCORE                     LOANS  BALANCE OUTSTANDING      PRIN BAL     ADJUSTED BALANCE     ADJ PCT      LTV
------------                     -----  -------------------      --------     ----------------     -------      ---
Unavailable                         53        $4,381,984.35           1.73       $3,533,646.23      80.64     79.2268
0 - 499                            382       $35,550,886.68          14.06      $33,526,277.22      94.31     83.7425
500 - 549                          794       $75,390,916.18          29.82      $66,409,891.37      88.09     83.4327
550 - 574                          353       $34,791,913.43          13.76      $30,659,508.93      88.12     83.1634
575 - 599                          301       $29,031,567.51          11.48      $24,376,605.19      83.97     81.9744
600 - 619                          186       $18,451,460.04            7.3      $16,395,724.86      88.86     84.7893
620 - 649                          241       $22,661,329.28           8.96      $10,831,991.70       47.8     81.0089
650 - 679                          166       $15,162,678.91              6       $6,903,403.54      45.53     79.6269
680 - 699                           83        $5,967,468.93           2.36       $3,396,494.15      56.92     84.3719
700 - 749                          124        $8,019,950.65           3.17       $4,667,466.15       58.2     83.9709
750 - 799                           72        $3,267,870.45           1.29       $1,959,654.53      59.97     84.3566
800 - 999                            3          $177,641.74           0.07               $0.00          0     69.8385
TOTAL                            2,758      $252,855,668.15            100     $202,660,663.87      80.15     82.894

                   WEIGHTED AVG                 PCT OWNER  PCT CASHOUT
CREDIT SCORE           FICO      PCT SFD/PUD     OCCUPIED     REFI
------------           ----      -----------     --------     ----
Unavailable                        79.52           91.77      46.7
0 - 499               479.617      91.45           96.69     33.81
500 - 549             524.699      90.62           97.51     41.18
550 - 574             560.642      88.45            96.6     40.61
575 - 599             586.723      91.58           97.07     44.06
600 - 619             609.085      86.87           98.22     40.58
620 - 649             633.222      84.51           98.56     38.37
650 - 679             662.921      78.59           98.37     36.64
680 - 699             689.763       43.9           97.08     23.68
700 - 749             721.762      43.43           96.54     20.58
750 - 799             771.915      16.89           96.37      5.72
800 - 999             811.384      59.94             100         0
TOTAL                 568.908      85.24           97.26     38.37

--------------------------------------------------------------------------------

GSRPM 2003-01
DISTRIBUTION BY ORIG LTV

POOL=ALL

                                                       PCT OF MORT    WEIGHTED   WEIGHTED
              NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG       ORIG       AVG                     PCT OWNER    PCT CASHOUT
ORIG LTV                   LOANS  BALANCE OUTSTANDING    PRIN BAL        LTV        FICO      PCT SFD/PUD   OCCUPIED        REFI
--------                   -----  -------------------    --------        ---        ----      -----------   --------        ----
0 - 60                        177   $13,631,876.62         5.39         47.624    594.247       88.69         93.28        48.31
60 <- 70                      254   $21,128,460.79         8.36         66.875    570.328       87.86         93.48        45.34
70 <- 80                      839   $79,744,524.04        31.54         77.668    565.051       86.79         95.57        41.64
80 <- 85                      362   $34,552,400.63        13.66         84.271    559.707       88.44         98.67        43.83
85 <- 90                      527   $49,016,673.83        19.39         89.501    567.963       85.03         99.83        38.72
90 <- 95                      197   $16,493,478.62         6.52         93.953    565.371       78.44          99.9        26.74
95 <- 100                     359   $33,634,800.88         13.3          99.55    581.629       77.93         99.84        23.93
100 <- 999                     43    $4,653,452.74         1.84        109.099    555.405       91.98          89.6        23.09
TOTAL                       2,758  $252,855,668.15          100         82.894    568.908       85.24         97.26        38.37


GSRPM 2003-01
DISTRIBUTION BY CURRENT
PRINCIPAL BALANCE

POOL=ALL

CURRENT                                                      PCT OF MORT    WEIGHTED   WEIGHTED                               PCT
PRINCIPAL           NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG      ORIG       AVG                    PCT OWNER   CASHOUT
BALANCE                          LOANS  BALANCE OUTSTANDING    PRIN BAL       LTV        FICO     PCT SFD/PUD   OCCUPIED      REFI
-------                          -----  -------------------    --------       ---        ----     -----------   --------      ----
$1.01 <- $50,000                   418    $15,284,890.22        6.04        81.0685    615.769       54.86        96.75       31.2
$50,000.01 <- $200,000           2,211   $204,539,303.59       80.89        82.8529     566.02        86.6        97.23      40.34
$200,000.01 <- $300,000            109    $26,285,871.34        10.4        84.3627    565.315       88.57        97.14      27.95
$300,000.01 <- $400,000             18     $5,893,387.34        2.33        81.7728    567.076         100          100      33.37
$400,000.01 <- $500,000              2       $852,215.66        0.34        87.9737    545.583         100          100      50.44
TOTAL                            2,758   $252,855,668.15         100         82.894    568.908       85.24        97.26      38.37


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solimitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, fro This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Sesurities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliate Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GSRPM 2003-01

DISTRIBUTION BY PROPERTY TYPE

POOL=ALL

                                                             PCT OF MORT    WEIGHTED   WEIGHTED                               PCT
PROPERTY            NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG      ORIG       AVG                    PCT OWNER   CASHOUT
TYPE                             LOANS  BALANCE OUTSTANDING    PRIN BAL       LTV        FICO     PCT SFD/PUD   OCCUPIED      REFI
--------                         -----  -------------------    --------       ---        ----     -----------   --------      ----
2-4 Family                         119   $12,806,526.43          5.06       80.6155    583.186           0        84.15       44.8
Condo                               79    $7,229,216.20          2.86       83.1434    556.508           0        93.18      36.11
Man Housing                        321   $15,509,564.45          6.13       88.0646    674.775           0          100       7.84
Single Family                    2,217  $215,533,497.68         85.24       82.5994    560.958         100        97.96      40.15
Townhouse                           22    $1,776,863.39           0.7       88.914     548.545           0          100      51.39
TOTAL                            2,758  $252,855,668.15           100       82.894     568.908       85.24        97.26      38.37


GSRPM 2003-01
DISTRIBUTION BY LOAN PURPOSE

POOL=ALL

                                                             PCT OF MORT    WEIGHTED   WEIGHTED                               PCT
LOAN                NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG      ORIG       AVG                    PCT OWNER   CASHOUT
PURPOSE                          LOANS  BALANCE OUTSTANDING    PRIN BAL       LTV        FICO     PCT SFD/PUD   OCCUPIED      REFI
-------                          -----  -------------------    --------       ---        ----     -----------   --------      ----
Cashout Refi                     1,063   $97,021,508.39         38.37       80.8117    564.012       89.2         97.18        100
Debt Consolidation                  99    $8,584,850.43          3.4        75.6398    578.792       85.46          100          0
Purchase                           823   $85,699,604.04        33.89        87.0854    555.025       89.16        96.74          0
Rate/Term Refi                     344   $34,838,680.54        13.78         81.226    567.727       91.29        98.55          0
Unknown                            429   $26,711,024.75        10.56         81.517    628.866       50.32        96.67          0
TOTAL                            2,758  $252,855,668.15          100         82.894    568.908       85.24        97.26      38.37


GSRPM 2003-01
DISTRIBUTION BY OCCUPANCY STATUS

POOL=ALL

                                                             PCT OF MORT    WEIGHTED   WEIGHTED                               PCT
OCCUPANCY           NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG      ORIG       AVG                    PCT OWNER   CASHOUT
STATUS                           LOANS  BALANCE OUTSTANDING    PRIN BAL       LTV        FICO     PCT SFD/PUD   OCCUPIED      REFI
---------                        -----  -------------------    --------       ---        ----     -----------   --------      ----
Non Owner                           85    $6,923,934.73         2.74        74.3687    563.079       63.57          0         39.54
Owner Occupied                   2,673  $245,931,733.42        97.26        83.1341    569.067       85.85        100         38.34
TOTAL                            2,758  $252,855,668.15          100        82.894     568.908       85.24      97.26         38.37



GSRPM 2003-01
DISTRIBUTION BY STATE

POOL=ALL

                                                             PCT OF MORT    WEIGHTED   WEIGHTED                               PCT
                    NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG      ORIG       AVG                    PCT OWNER   CASHOUT
STATE                            LOANS  BALANCE OUTSTANDING    PRIN BAL       LTV        FICO     PCT SFD/PUD   OCCUPIED      REFI
-----                            -----  -------------------    --------       ---        ----     -----------   --------      ----
All Others                       1,605  $141,779,607.26         56.07       83.0727    564.165        87.3        97.22      43.41
CA                                 309   $38,144,415.94         15.09       79.1506      576.2       89.73        96.39      36.58
FL                                 301   $23,764,900.97           9.4       86.625     574.945       74.34        97.04       32.4
NC                                 193   $15,754,567.32          6.23       86.4745    568.173       83.09        98.81      35.59
NY                                 158   $17,141,269.45          6.78       78.0448    595.706       69.34        97.08      36.93
TX                                 192   $16,270,907.21          6.43       86.3056    558.448       91.55        98.64      11.62
TOTAL                            2,758  $252,855,668.15           100       82.894     568.908       85.24        97.26      38.37

--------------------------------------------------------------------------------

GSRPM 2003-01
DISTRIBUTION BY SERVICER

POOL=ALL

                                                             PCT OF MORT    WEIGHTED   WEIGHTED                               PCT
                    NUMBER OF MORTGAGE  AGGREGATE PRINCIPAL  POOL BY AGG      ORIG       AVG                    PCT OWNER   CASHOUT
SERVICER                         LOANS  BALANCE OUTSTANDING    PRIN BAL       LTV        FICO     PCT SFD/PUD   OCCUPIED      REFI
--------                         -----  -------------------    --------       ---        ----     -----------   --------      ----
FAIRBANKS                          476   $39,488,540.71         15.62       80.0562    521.408        91.74       93.91      43.28
GREEN POINT (Master Serviced By
Wilshire)                          281   $12,783,203.76          5.06       90.3151    699.107            0         100          0
WILSHIRE                         2,001  $200,583,923.68         79.33       82.9798    570.012        89.39       97.75      39.85
TOTAL                            2,758  $252,855,668.15           100       82.894     568.908        85.24       97.26      38.37